EXHIBIT 10a

                             RADIOSHACK CORPORATION
                            1993 INCENTIVE STOCK PLAN
                              (Includes Directors)
                            (as Amended May 18, 1995,
                              February 24, 1998 and
                                 July 21, 2001)


         1.     Purpose.
                -------

         The purpose of this Plan is to strengthen RadioShack Corporation (the "Company") by providing an incentive to its Eligible Employees (as hereinafter defined), and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to, Eligible Employees of the Company and its subsidiaries and to Eligible Directors an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (as each term is hereinafter defined).

         2.     Definitions.
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         For purposes of the Plan:

         2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

         2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.3 "Award" means a grant of Restricted Stock, a Stock Apprecia-tion Right, a Performance Award or any or all of them.

         2.4    "Board" means the Board of Directors of the Company.

         2.5 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

         2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         2.7 A "Change in Control" shall mean the occurrence during the term of the Plan of:
                  (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"),
(ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

                  (b) The individuals who, as of August 1, 1993, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c)  Approval by stockholders of the Company of:

                        (i) A merger, consolidation or reorganization involging the Company, unless

                                (A)  the  stockholders  of  the  Company,
immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                (B)  the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                                (C)  no Person  other than the Company, any
Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities] has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                                (D)  a transaction described in clauses (A)
through (C) shall herein be referred to as a "Non-Control Transaction";

                        (ii) A complete liquidation or dissolution of the Company; or

                        (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         2.8    "Code" means the Internal Revenue Code of 1986, as amended.

         2.9 "Committee" means the Organization and Compensation Committee of the Board consisting of at least three (3) Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

         2.10   "Company" means RadioShack Corporation.

         2.11   "Director Option" means an Option granted pursuant to Section 5.

         2.12 "Disability" means the suffering from a physical or mental condition which, in the opinion of the Committee based upon appropriate medical advice and examination and in accordance with rules applied uniformly to all employees of the Company, totally and permanently prevents the Grantee or Optionee, as the case may be, from performing the customary duties of his or her regular job with the Company.

         2.13 "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

         2.14 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

         2.15 "Eligible Employee" means any officer or other key employee or consultant or advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

         2.16   "Employee Option" means an Option granted pursuant to Section 6.

         2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.18 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with
Section 422 of the Code.

         2.19 "Grantee" means a person to whom an Award has been granted under the Plan.

         2.20 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

         2.21 "Nonemployee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

         2.22 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

         2.23 "Option" means a Employee Option, a Director Option, or either or both of them.

         2.24 "Optionee" means a person to whom an Option has been granted under the Plan.

         2.25 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         2.26 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

         2.27 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

         2.28 "Performance Shares" means Shares issued or transferred to an Eligible Employee under Section 10.

         2.29 "Performance Unit" means Performance Units granted to an Eligible Employee under Section 10.

         2.30 "Restricted Stock" means Shares issued or transferred to an Eligible Employee pursuant to Section 9.

         2.31 "Retirement" means termination of service as a Director under circumstances entitling the Director to a retirement benefit under the Company's Directors Special Compensation Plan.

         2.32 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8.

         2.33   "Plan" means the RadioShack Corporation 1993 Incentive Stock
Plan.

         2.34 "Shares" means the common stock, par value $1.00 per share, of the Company.

         2.35 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

         2.36 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

         2.37 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3.     Administration.
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         3.1    The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

                (b) select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

         3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

                (a) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

                (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4.     Stock Subject to the Plan.
                -------------------------

         4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 12,000,000. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to Section 12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

         4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         4.4 Notwithstanding anything contained in this Section 4, the number of Shares available for Options and Awards at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future Options and Awards. In addition, during the period that any Options and Awards remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of Shares attributable to such Options and Awards for purposes of calculating the maximum number of Shares available for the granting of future Options and Awards under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future Options and Awards.

         5.     Director Plans.
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         5A.    Option Grants for Non-employee Directors.
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         5A.1   Annual Grant. Director Options shall be granted to each
Nonemployee Director on the first trading day of September of each year that the Plan is in effect. Each Director Option granted shall be in respect of 16,000 Shares. The purchase price of each Director Option shall be as provided in
Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options.


         5A.2   One Time Grant. Director Options shall be granted to each
Nonemployee Director elected by the stockholders on May 18, 1995, provided the Plan is approved by the stockholders of the Company. Each newly appointed or elected Nonemployee Director who has not previously received a one-time grant hereunder, shall be granted an option on the date the Nonemployee Director attends his or her first Company Board meeting. Each Director Option granted under this section shall be in respect of 20,000 Shares. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options.

         5A.3   Purchase Price. The purchase price for Shares under each
Director Option shall be equal to 100% of the Fair Market Value of such Shares on the trading date immediately preceding the date of grant.

         5A.4   Vesting. Subject to Section 7.4, each Director Option shall become exercisable with respect to one third (1/3) of the Shares subject thereto effective as of each of the first, second and third anniversaries of the grant date; provided, however, that the Optionee continues to serve as a Director as of such dates. Notwithstanding the foregoing, if a Director's service terminates by reason of his death, Disability or Retirement, all Director Options then held by the Director shall be fully vested.

         5A.5   Duration. Each Director Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

                (a) If an Optionee's service as a Director terminates for any reason other than Retirement, Disability, death or Cause, the Optionee may, for a period of three (3) months after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

                (b) If an Optionee's service as a Director terminates by reason of the Optionee's Retirement or by resignation or removal from the Board due to Disability, the Optionee may, for a period of 12 months after such termination, exercise his or her Option to the extent, and only to the extent that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

                (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) or
(b) of this Section 5A.5, the Option granted to the Optionee may be exercised at any time within 12 months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full.

         5B.    Stock Purchase for Director Retainer Fees.
                -----------------------------------------

         5B.1   Election to Participate.
                -----------------------

                (a) Initial Year Election. Each Nonemployee Director may participate in this Section 5B by filing an election to participate with the Company Secretary (the "Initial Year Election") at any time following his or her appointment or election. An Initial Year Election shall become effective with respect to the Nonemployee Director's retainer fees payable to him or her under the Nonemployee Director compensation plan in respect of each calendar month commencing with the first calendar month commencing after the receipt of the Initial Year Election by the Company Secretary and ending the subsequent May 31. A Nonemployee Director may, pursuant to an Initial Year Election, participate in this Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in Section 5B.1 (b) below.

                (b) Annual Election. Each Nonemployee Director may, prior to May 1 of any year, elect to participate (or cease to participate) or change his or her level of participation in this Section 5B (an "Annual Election"). An Annual Election shall become effective with respect to the Nonemployee Director's retainer fees payable to him or her under the Nonemployee Director compensation plan in respect of the year commencing on June 1 next subsequent to the receipt of the Annual Election by the Company Secretary and shall continue for subsequent years unless changed pursuant to this Section 5B.1 (b). A Nonemployee Director may, pursuant to an Annual Election, participate in this
Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in this Section 5B.1(b).

         5B.2   Payment in Stock.
                ----------------

                (a) For the period commencing on the effective date of a Nonemployee Director's Initial Year Election through the next subsequent May 31,
(i) Shares will be issued to each Nonemployee Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Nonemployee Director's annual retainer divided by twelve (12), then multiplied by the number of calendar months from the effective date of the Initial Year Election through the next subsequent May 31; and (ii) Shares will be issued to each Nonemployee Director participating at the 50% level according to the calculation in clause (i) of this Section 5B.2 (a) but reduced by one-half. Shares will be issued as of the effective date of the Initial Year Election.

                (b) For each year commencing on June 1 in respect of which a Nonemployee Director has elected to participate in this Section 5B pursuant to an Annual Election, (i) Shares will be issued to each Nonemployee Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Nonemployee Director's annual retainer; and (ii) Shares will be issued to each Nonemployee Director participating in this Section 5B at the 50% level according to the calculation in clause (i) of this Section 5B.2(b) but reduced by one-half. Shares will be issued as of June 1.

                (c) The issuance of Shares to a Nonemployee Director participating in this Section 5B shall represent payment in advance of, and shall be in lieu of, 50% or 100%, as applicable, of the Nonemployee Director's annual retainer for the period in respect of which the Initial Year Election or the Annual Election is in effect.

         5B.3   Distribution. Shares will be distributed to the Nonemployee
Director as soon as practicable after issuance. No fractional Share will be issued to any Nonemployee Director. Any amount not used for the acquisition of a Share will be paid to the Nonemployee Director in cash.

         6.     Option Grants for Eligible Employees.
                ------------------------------------

         6.1 Authority of Committee. Subject to the provisions of the Plan and to Section 4.1 above, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

         6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and the purchase price per Share under each Nonqualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Nonqualified Stock Option is granted.

         6.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         6.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

         6.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of out-standing Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, (i) no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent, and (ii) no modification or surrender of an outstanding option and the grant of new options in substitution for them which results in a Purchase Price (as defined in Section 6.2 hereof) that is lower than the Purchase Price of the originally issued Option shall be effective until authorized by the shareholders of the Corporation.

         7.     Terms and Conditions Applicable to All Options.
                ----------------------------------------------

         7.1 Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee or his designated broker or dealer and (iii) the Optionee's name or the name of his designated broker or dealer shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

         7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, (i) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and (ii) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or
(2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option.

         8.     Stock Appreciation  Rights. The Committee shall have no
                --------------------------
authority to grant to Eligible  Employees,  or others,  Stock Appreciation
Rights.

         9.     Restricted Stock.
                ----------------

         9.1 Grant. The Committee may grant to Eligible Employees Awards of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

         9.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

         9.3 Non-transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

         9.4    Lapse of Restrictions.
                ---------------------

                (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

                (b) Effect of Change in Control. Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee.

         9.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         9.6 Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

         9.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         9.8 Limitation on Restricted Stock Awards. On and after May 17, 2001, Awards of Restricted Stock shall not exceed a total of 700,000 shares in the aggregate both under this Plan and any other Incentive Stock Plan of the Company.

         10.    Performance  Awards.  The Committee shall have no authority to
                -------------------
grant to Eligible  Employees,  or others,  Performance Awards.

         11. Effect of a Termination of Employment. The Agreement evidencing the grant of each Employee Option and each Award shall set forth the terms and conditions applicable to such Employee Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Award is granted or thereafter.

         12.    Adjustment Upon Changes in Capitalization.
                -----------------------------------------

                (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the
(i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 5; and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable.

                (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

                (d) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         13. Effect of Certain Transactions. Subject to Sections 7.4 and 9.4(b), in the event of (i) the liquidation or dissolution of the Company or
(ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

         14. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan;

                (b) To the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations; and

                (c) The provisions of Section 5 shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

        15. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        16.     Limitation of Liability.  As illustrative of the limitations
                -----------------------
of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

                (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         17.    Regulations and Other Approvals; Governing Law.
                ----------------------------------------------

         17.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflicts of law principles.

         17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         17.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         17.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         17.5 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         17.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

         18.    Miscellaneous.
                -------------

         18.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee.

         18.2 Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution of cash to any Director, Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the receipt of any retainer fee, Option or Award. If a Director, Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to a payment in stock, Option exercise or payment of an Award (a "Taxable Event"), the Director, Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Director, Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee or Company Secretary, as applicable, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of a Director, Optionee or Grantee who may be subject to liability under Section 16(b) of the Exchange Act either: (i) in the case of a Taxable Event involving a payment in Stock, Option or an Award (A) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and (B) the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option
(A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii) in the case of a Taxable Event relating to the payment of an Award (A) the Grantee makes the Tax Election at least six (6) months after the date the Award was granted and (B) the Tax Election is made (x) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs, or (y) in the case of a Taxable Event not occurring within a window period, during the Window Period immediately preceding the Taxable Event relating to the Award. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section
18.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

                (b)  If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                (c) The Committee shall have the authority, at the time of grant of an Employee Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Employee Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

         19. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Texas within 12 months of such adoption.

                                                                    EXHIBIT 10b

                             RADIOSHACK CORPORATION
                            1997 INCENTIVE STOCK PLAN
                              (includes Directors)
                            (as amended May 15, 1997,
                               February 24, 1998,
                                       and
                                 July 21, 2001)

         1.     Purpose.
                -------

         The purpose of this Plan is to strengthen RadioShack Corporation (the "Company") by providing an incentive to its Eligible Employees (as hereinafter defined), and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to, Eligible Employees of the Company and its subsidiaries and to Eligible Directors an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (as each term is hereinafter defined).

         2.     Definitions.
                -----------

         For purposes of the Plan:

         2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

         2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.3 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award or any or all of them.

         2.4    "Board" means the Board of Directors of the Company.

         2.5 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

         2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         2.7 A "Change in Control" shall mean the occurrence during the term of the Plan and during the term of any Option issued under the Plan of:

                (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"),
(ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

                (b) The individuals who, as of March 1, 1997, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                (c)  Approval by stockholders of the Company of:

                        (i) A merger, consolidation or reorganization involving the Company, unless

                                (A)  the stockholders of the Company,
immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                (B)  the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                                (C)  no Person other than the Company, any
Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                                (D)  a transaction described in clauses (A)
through (C)shall herein be referred to as a "Non-Control Transaction";

                                        (ii)  A complete liquidation or
dissolution of the Company; or

                                        (iii)  An agreement for the sale or
other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         2.8    "Code" means the Internal Revenue Code of 1986, as amended.

         2.9 "Committee" means a committee of the Board consisting of at least two (2) members, all of who are Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

         2.10   "Company" means RadioShack Corporation, a Delaware Corporation.

         2.11   "Director Option" means an Option granted pursuant to Section 5.

         2.12 "Disability" means the suffering from a physical or mental condition which, in the opinion of the Committee based upon appropriate medical advice and examination and in accordance with rules applied uniformly to all employees of the Company, totally and permanently prevents the Grantee or Optionee, as the case may be, from performing the customary duties of his or her regular job with the Company.

         2.13 "Disinterested Director" means a director of the Company who is both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and a "Outside Director" within the meaning of Section 162(m) of the Code.

         2.14 "Division" means any of the operating units or divisions of the Company.

         2.15 "Eligible Employee" means any officer or other key employee or consultant or advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

         2.16 "Eligible Director" means a director of the Company who is not an employee at the time of grant of the Company or any Subsidiary.

         2.17   "Employee Option" means an Option granted pursuant to Section 6.

         2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.19 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with
Section 422 of the Code.

         2.20 "Grantee" means a person to whom an Award has been granted under the Plan.

         2.21 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

         2.22   "93 ISP" means the RadioShack Corporation 1993 Incentive Stock
Plan.

         2.23 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

         2.24 "Option" means a Employee Option, a Director Option, or either or both of them.

         2.25 "Optionee" means a person to whom an Option has been granted under the Plan.

         2.26 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         2.27 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

         2.28 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

         2.29 "Performance Shares" means Shares issued or transferred to an Eligible Employee under Section 10.

         2.30 "Performance Unit" means Performance Units granted to an Eligible Employee under Section 10.

         2.31 "Plan or 97 ISP" means the RadioShack Corporation 1997 Incentive Stock Plan.

         2.32 "Restricted Stock" means Shares issued or transferred to an Eligible Employee pursuant to Section 9.

         2.33 "Retirement" means termination of service as a Director under circumstances entitling the Director to a retirement benefit under the Company's Directors Special Compensation Plan.

         2.34 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8.

         2.35 "Shares" means the common stock, par value $1.00 per share, of the Company.

         2.36 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

         2.37 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

         2.38 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3.     Administration.
                --------------

         3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

                (b) select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

                (c) grant, notwithstanding the provisions of Section 9.4 to the contrary, Shares to Eligible Employees, that are the subject of Options and Awards that in the aggregate do not exceed 500,000 upon such terms and conditions as may be determined by the Committee in its sole and absolute discretion.

         3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

                (a) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

                (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         3.4 During any calendar year, no Eligible Employee may be granted Options and Awards in the aggregate in respect of more than 500,000 Shares.

         4.     Stock Subject to the Plan.
                -------------------------

         4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 11,000,000. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to Section 12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

         4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         5.     Director Plans.
                --------------

         5A.    Option Grants to Eligible Directors.
                -----------------------------------

         5A.1   Annual Grant. Subject to the provisions of Section 5C. hereof,
Director Options shall be granted to each Eligible Director on the first trading day of September of each year the Plan is in effect and Director options under the 93 ISP are no longer available for grant to such Directors or any one of them, as the case maybe. Each Director Option granted shall be in respect of 16,000 Shares. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options, and further such terms may not provide for a modification of a Director Option and the grant of new Director Option in substitution for them which results in a Purchase Price (as defined in Section 5A.3 hereof) that is lower than the Purchase Price of the originally issued Director Option until authorized by the shareholders of the Corporation.

         5A.2   One Time Grant. Subject to the Provisions of Section 5C. hereof, each newly appointed or elected Eligible Director who has not previously received a one-time grant under the 93 ISP or hereunder, shall be granted an option on the date the Eligible Director attends his or her first Company Board meeting. Each Director Option granted under this section shall be in respect of 20,000 Shares. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options.

         5A.3   Purchase Price. The purchase price for Shares under each
Director Option shall be equal to 100% of the Fair Market Value of such Shares on the trading date immediately preceding the date of grant.

         5A.4   Vesting. Subject to Section 7.4, each Director Option shall become exercisable with respect to one third (1/3) of the Shares subject thereto effective as of each of the first, second and third annual anniversaries of the grant date; provided, however, that the Optionee continues to serve as a Director as of such dates. Notwithstanding the foregoing, if a Director's service terminates by reason of his death, Disability or Retirement, all Director Options then held by the Director shall be fully vested.

         5A.5   Duration. Each Director Option shall terminate on the date which is the tenth annual anniversary of the grant date, unless terminated earlier as follows:

                (a) If an Optionee's service as a Director terminates for any reason other than Retirement, Disability, death or Cause, the Optionee may, for a period of three (3) months after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

                (b) If an Optionee's service as a Director terminates by reason of the Optionee's Retirement or by resignation or removal from the Board due to Disability, the Optionee may, for a period of three (3) years after such termination, exercise his or her Option to the extent, and only to the extent that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

                (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this Section 5A.5, or within three (3) years after termination of service as a Director as described in clause (b) of this Section 5A.5, the Option granted to the Optionee may be exercised at any time within 12 months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full.




         5B.    Stock Purchase for Director Retainer Fees.
                -----------------------------------------

         5B.1   Election to Participate.
                -----------------------

                (a) Initial Year Election. Each Eligible Director may participate in this Section 5B by filing an election to participate with the Company Secretary (the "Initial Year Election") at any time following his or her appointment or election. An Initial Year Election shall become effective with respect to the Eligible Director's retainer fees payable to him or her under the Eligible Director compensation plan in respect of each calendar month commencing with the first calendar month commencing after the receipt of the Initial Year Election by the Company Secretary and ending the subsequent May 31. An Eligible Director may, pursuant to an Initial Year Election, participate in this Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in Section 5B.1 (b) below.

                (b)  Annual Election. Each Eligible Director may, prior to May
1 of any year, elect to participate (or cease to participate) or change his or her level of participation in this Section 5B (an "Annual Election"). An Annual Election shall become effective with respect to the Eligible Director's retainer fees payable to him or her under the Eligible Director compensation plan in respect of the year commencing on June 1 next subsequent to the receipt of the Annual Election by the Company Secretary and shall continue for subsequent years unless changed pursuant to this Section 5B.1 (b). An Eligible Director may, pursuant to an Annual Election, participate in this Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in this Section 5B.1(b).

         5B.2   Payment in Stock.
                ----------------

                (a) For the period commencing on the effective date of a Eligible Director's Initial Year Election through the next subsequent May 31,
(i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by twelve (12), then multiplied by the number of calendar months from the effective date of the Initial Year Election through the next subsequent May 31; and (ii) Shares will be issued to each Eligible Director participating at the 50% level according to the calculation in clause (i) of this Section 5B.2
(a) but reduced by one-half. Shares will be issued as of the effective date of the Initial Year Election.

                (b) For each year commencing on June 1 in respect of which an Eligible Director has elected to participate in this Section 5B pursuant to an Annual Election, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer; and (ii) Shares will be issued to each Eligible Director participating in this section 5B at the 50% level according to the calculation in clause (i) of this Section 5B.2(b) but reduced by one-half. Shares will be issued as of June 1.

                (c) The issuance of Shares to an Eligible director participating in this Section 5B shall represent payment in advance of, and shall be in lieu of, 50% or 100%, as applicable, of the Eligible Director's annual retainer for the period in respect of which the Initial Year Election or the Annual Election is in effect.

         5B.3   Distribution. Shares will be distributed to the Eligible
Director as soon as practicable after issuance. No fractional Share will be issued to any Eligible Director. Any amount not used for the acquisition of a Share will be paid to the Eligible Director in cash.

         5C.    Director Option Grants under the 93 ISP and the Plan
                ----------------------------------------------------

         5C.1   No Duplication. Notwithstanding any provision in this Plan to the contrary, no Director Option shall be granted to any Eligible Director pursuant to Section 5A of this Plan on any day if such Director is granted an option pursuant to Section 5A of the 93 ISP on such day. In addition, no Shares shall be issued pursuant to Section 5B of this Plan in respect of an Eligible Director's retainer fees if Shares are or will be issued pursuant to Section 5B of the 93 ISP in respect of such retainer fees.

         6.     Option Grants for Eligible Employees.
                ------------------------------------

         6.1 Authority of Committee. Subject to the provisions of the Plan and to Section 4.1 above, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

         6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and the purchase price per Share under each Nonqualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Nonqualified Stock Option is granted.

         6.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         6.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

         6.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, (i) no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent, and (ii) no modification or surrender of an outstanding option and the grant of new options in substitution for them which results in a purchase price (as defined in Section 6.2 hereof) that is lower than the purchase price of the originally issued Option shall be effective until authorized by the shareholders of the Corporation.

         7.     Terms and Conditions Applicable to All Options.
                ----------------------------------------------

         7.1 Transferability. Unless otherwise provided by the Committee, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, that has been approved by the Company, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer that has been approved by the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee or his designated broker or dealer that has been approved by the Company and (iii) the Optionee's name or the name of his designated broker or dealer that has been approved by the Company shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

         7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless an Agreement evidencing an Option provides otherwise, in the event of a Change in control the Option shall become immediately and fully exercisable. In addition, an Agreement evidencing an Option may provide that the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or portion of the Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first annual anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

         8.     Stock Appreciation  Rights. The Committee shall have no
                --------------------------
authority to grant to Eligible Employees, or others, Stock Appreciation Rights.

         9.     Restricted Stock.
                ----------------

         9.1 Grant. The Committee may grant to Eligible Employees Awards of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

         9.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder may either be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted or credited in a separate book account in the Grantee's name maintained for that purpose provided that the Grantee has executed an Agreement evidencing the Award, and, in the discretion of the Committee, appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, and, in the discretion of the Committee, appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. The Committee shall have the full and final authority to determine, upon delivery of the Shares to the escrow agent, or the establishment of a book account in the name of the Grantee, as the case may be, whether or not the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

         9.3 Transferability. Unless otherwise provided by the Committee, until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.


         9.4    Lapse of Restrictions.
                ---------------------

                (a) Generally. During the period of three (3) years commencing on the date of grant of the Shares of Restricted Stock, or such longer period as may be set by the Committee, restrictions upon the shares shall not lapse. Within these limits the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may also accelerate such restrictions (for any period not less that one (1) year) in whole or in part based upon performance factors as the Committee may determine, in its sole discretion.

                (b) Effect of Change in Control or a Sale or Disposition of a Subsidiary or Division. Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee. In the event of the sale or other disposition of substantially all of the stock or assets of a Subsidiary or a Division, the Committee shall have the discretion to determine whether all restrictions upon any Shares of Restricted Stock (held by a Grantee employed by such Division or Subsidiary) shall lapse immediately and that all such Shares shall become fully vested in the Grantee.

                (c) Employment, Disability, Retirement or Death. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine in connection with the initial employment, Disability, retirement, or death of the Grantee.

         9.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         9.6 Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

         9.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         9.8 Limitation on Restricted Stock Awards. On and after May 17, 2001, Awards of Restricted Stock shall not exceed a total of 700,000 shares in the aggregate both under this Plan and any other Incentive Stock Plan of the Company.

         10.    Performance  Awards.  The Committee shall have no authority to
                -------------------
grant to Eligible Employees, or others, Performance Awards.

         11. Effect of a Termination of Employment. The Agreement evidencing the grant of each Employee Option and each Award shall set forth the terms and conditions applicable to such Employee Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Award is granted or thereafter.

         12.    Adjustment Upon Changes in Capitalization.
                -----------------------------------------

                (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 5; and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable; and (iv) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Employee.

                (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

                (d) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         13. Effect of Certain Transactions. Subject to Sections 7.4 and 9.4(b), in the event of (i) the liquidation or dissolution of the Company or
(ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

         14. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth annual anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards therefore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan;

                (b) To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations; and

                (c) The provisions of Section 5 shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

         15. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         16.    Limitation of Liability.  As  illustrative  of the  limitations
                -----------------------
of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

                (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         17.    Regulations and Other Approvals; Governing Law.
                ----------------------------------------------

         17.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflict of laws principles.

         17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         17.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162 (m) of the Code, and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule and Section 162(m) of the Code shall be inoperative and shall not affect the validity of the Plan.

         17.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         17.5 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         17.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

         18. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a pooling transaction under the Code, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonable necessary in order to assure that the pooling transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.



         19.    Miscellaneous.
                -------------

         19.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee.

         19.2 Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution of cash to any Director, Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the receipt of any retainer fee, Option or Award. If a Director, Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to a payment in stock, Option exercise or payment of an Award (a "Taxable Event"), the Director, Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Director, Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee or Company Secretary, as applicable, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. The Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 19.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

                (b)  If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                (c) The Committee shall have the authority, at the time of grant of an Employee Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Employee Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

         20. Effective Date. The effective date of the Plan shall be May 31, 1997, after the date of its adoption by the Board, and the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within 12 months of such adoption.





                                                                    EXHIBIT 10c

                             RADIOSHACK CORPORATION
                            2001 INCENTIVE STOCK PLAN
                              (includes Directors)

         1.     Purpose.
                -------

The purpose of this Plan is to strengthen RadioShack Corporation (the "Company") by providing an incentive to its Eligible Employees (as hereinafter defined), and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to, Eligible Employees of the Company and its subsidiaries and to Eligible Directors (as defined below), an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options and Nonqualified Stock Options (as each term is defined below).

         2.     Definitions.
                -----------

         For purposes of the Plan:

         2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

         2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

         2.3    "Board"  means the Board of Directors of the Company.

         2.4 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

         2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         2.6 A "Change in Control" shall mean the occurrence during the term of the Plan and during the term of any Option issued under the Plan of:

                (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"),
(ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                (b) The individuals who, as of May 18, 2001, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                (c)  Approval by stockholders of the Company of:

                        (i) A merger, consolidation or reorganization involving the Company, unless

                                (A)  the stockholders of the Company,
immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                (B) the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                                (C)  no Person other than the Company, any
Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                                (D)  A transaction described in clauses (A)
through (C) shall herein be referred to as a "Non-Control Transaction ";

                        (ii) A complete liquidation or dissolution of the Company; or

                        (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         2.7    "Code"  means the Internal Revenue Code of 1986, as amended.

         2.8 "Committee" means a committee of the Board consisting of at least two (2) members, all of who are Disinterested Directors, appointed by the Board to administer the Plan and to perform the functions set forth herein.

         2.9    "Company"  means RadioShack Corporation, a Delaware Corporation.

         2.10   "Director Option"  means an Option granted pursuant to
Section 5.

         2.11 "Disability" means the suffering from a physical or mental condition which, in the opinion of the Committee based upon appropriate medical advice and examination and in accordance with rules applied uniformly to all employees of the Company, totally and permanently prevents the Optionee from performing the customary duties of his or her regular job with the Company.

         2.12 "Disinterested Director" means a director of the Company who is both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and a "Outside Director" within the meaning of Section 162(m) of the Code.

         2.13 "Division" means any of the operating units or divisions of the Company.

         2.14 "Eligible Employee" means any officer or other key employee or consultant or advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

         2.15   "Eligible  Director"   means a director of the Company who is
not an employee at the time of grant of the Company or any Subsidiary.

         2.16   "Employee Option" means an Option granted pursuant to Section 6.

         2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.18 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with
Section 422 of the Code.

         2.19 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

         2.20 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

         2.21 "Option" means an Employee Option, a Director Option, or either or both of them.

         2.22 "Optionee" means a person to whom an Option has been granted under the Plan.

         2.23 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         2.24 "Plan or 2001 ISP" means the RadioShack Corporation 2001 Incentive Stock Plan.

         2.25 "Retirement" means a Director must have attained sixty (60) years of age and served as a Director for sixty (60) consecutive months preceding his or her resignation or retirement as a Director.

         2.26 "Shares" means the common stock, par value $1.00 per share, of the Company.

         2.27 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

         2.28 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

         2.29 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3.     Administration.
                --------------

         3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

                (b) grant Shares to Eligible Employees, that are the subject of Options upon such terms and conditions as may be determined by the Committee in its sole and absolute discretion.

         3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

                (a) to construe and interpret the Plan and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and all other persons having any interest therein;

                (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         3.4 During any calendar year no Eligible Employee may be granted Options in the aggregate in respect of more than 500,000 Shares.

         4.     Stock Subject to the Plan.
                -------------------------

         4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is 9,200,000 Shares. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to Section 9. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         4.2 Upon the granting of an Option, the number of Shares available under Section 4.1 for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted.

         4.3 Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

         5.     Director Plans.
                --------------

                5A.     Option Grants to Eligible Directors.
                        -----------------------------------

                5A.1    Annual Grant. Subject to the provisions of Section 5C.1
hereof, Director Options shall be granted to each Eligible Director on the first trading day of September of each year the Plan is in effect. Each Director Option granted shall be in respect of 16,000 Shares. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options, and further such terms may not provide for a modification of a Director Option and the grant of a new Director Option in substitution for them which results in a Purchase Price (as defined in Section 5A.3 hereof) that is lower than the Purchase Price of the originally issued Director Option until authorized by the stockholders of the Corporation.

                5A.2    One Time Grant. Subject to the provisions of Section
5C.1 hereof, each newly appointed or elected Eligible Director who has not previously received a one-time grant under the Company's 1993 Incentive Stock Plan, 1997 Incentive Stock Plan, 1999 Incentive Stock Plan or hereunder, shall be granted an option on the date the Eligible Director attends his or her first Company Board meeting. Each Director Option granted under this Section shall be in respect of 20,000 Shares. The Purchase Price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options.

                5A.3    Purchase Price. The "Purchase Price" for Shares under
each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date of grant.

                5A.4    Vesting. Subject to Section 7.4, each Director Option
shall become exercisable with respect to one third (1/3) of the Shares effective as of each of the first, second and third annual anniversaries of the grant date; provided, however, that the Optionee continues to serve as a Director as of such dates. Notwithstanding the foregoing, if a Director's service terminates by reason of his death, Disability or Retirement, all Director Options then held by the Director shall be fully vested.

                5A.5 Duration. Each Director Option shall terminate on the date which is the tenth annual anniversary of the grant date, unless terminated earlier as follows:

                        (a) If an Optionee's service as a Director terminates for any reason other than Retirement, Disability, death or Cause, the Optionee may, for a period of three (3) months after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

                        (b) If an Optionee's service as a Director terminates by reason of the Optionee's Retirement or by resignation or removal from the Board due to Disability, the Optionee may, for a period of three (3) years after such termination, exercise his or her Option after which time the Option shall automatically terminate in full.

                        (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                        (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this Section 5A.5, or within three (3) years after termination of service as a Director as described in clause (b) of this Section 5A.5, the Option granted to the Optionee may be exercised at any time within 12 months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full.

                5B.     Stock Purchase for Director Retainer and/or Meeting
                        ----------------------------------------------------
Fees.
----

                5B.1    Election to Participate.
                        -----------------------

                        (a)  Initial Year Election.  Each Eligible Director may
                             ---------------------
participate in this Section 5B by filing an election to participate with the Company Secretary (the "Initial Year Election") at any time following his or her appointment or election. An Initial Year Election shall become effective with respect to either or both of the Eligible Director's meeting fees or annual retainer payable to him or her under the Eligible Director compensation plan in respect of each calendar month commencing with the first calendar month commencing after the receipt of the Initial Year Election by the Company Secretary and ending the subsequent May 31. An Eligible Director may, pursuant to an Initial Year Election, participate in this Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in Section 5B.1 (b) below.

                        (b)  Annual Election.  Each Eligible Director may, prior
                             ---------------
to May 1 of any year, elect to participate (or cease to participate) or change his or her level of participation in this Section 5B (an "Annual Election").
An Annual Election shall become effective with respect to either or both of the Eligible Director's meeting fees or annual retainer payable to him or her under the Eligible Director compensation plan in respect of the year commencing on June 1 next subsequent to the receipt of the Annual Election by the Company Secretary and shall continue for subsequent years unless changed pursuant to this Section 5B.1 (b). An Eligible Director may, pursuant to an Annual Election, participate in this Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in this Section 5B.1(b).

                5B.2    Payment in Stock.
                        ----------------

                        (a) For the period commencing on the effective date of an Eligible Director's Initial Year Election through the next subsequent May 31, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by twelve (12), then multiplied by the number of calendar months from the effective date of the Initial Year Election through the subsequent May 31; and (ii) Shares will be issued to each Eligible Director participating at the 50% level according to the calculation in clause (i) of this Section 5B.2 (a) but reduced by one-half. Shares will be issued as of the effective date of the Initial Year Election.

                        (b) For each year commencing on June 1 in respect of which an Eligible Director has elected to participate in this Section 5B pursuant to an Annual Election, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer; and (ii) Shares will be issued to each Eligible Director participating in this Section 5B at the 50% level according to the calculation in clause (i) of this Section 5B.2(b) but reduced by one-half. Shares will be issued as of June 1.

                        (c) For the period commencing on the effective date of an Eligible Director's Initial Year Election through the next subsequent May 31, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the date of the meeting or if not a trading day then the first trading day immediately preceding the date of the meeting) equal to the Eligible Director's fee for attending the meeting; and
(ii) Shares will be issued to each Eligible Director participating at the 50% level according to the calculation in clause (i) of this Section 5B.2 (c) but reduced by one-half. Shares will be issued as soon as practicable after the date of each such meeting.

                        (d) For each year commencing on June 1 in respect of which an Eligible Director has elected to participate in this Section 5B pursuant to an Annual Election, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the date of the meeting or if not a trading day then the first trading day immediately preceding the date of the meeting) equal to the Eligible Director's fee for attending the meeting; and (ii) Shares will be issued to each Eligible Director participating in this Section 5B at the 50% level according to the calculation in clause (i) of this Section 5B.2(d) but reduced by one-half. Shares will be issued as soon as practicable after the date of each such meeting.

                        (e) The issuance of Shares to an Eligible Director participating in this Section 5B shall represent payment in advance of, and shall be in lieu of, 50% or 100%, as applicable, of the Eligible Director's annual retainer for the period in respect of which the Initial Year Election or the Annual Election is in effect.

                        (f) The issuance of Shares to an Eligible Director participating in this Section 5B shall represent payment of, and shall be in lieu of, 50% or 100%, as applicable, of the Eligible Director's meeting fees for each meeting attended in respect of which the Initial Year Election or the Annual Election is in effect.

                5B.3    Distribution. Shares will be distributed to the Eligible
Director as soon as practicable after issuance. No fractional Share will be issued to any Eligible Director. Any amount not used for the acquisition of a Share will be paid to the Eligible Director in cash.

                5C.1    No Duplication. Notwithstanding any provision in this
Plan to the contrary, no Director Option shall be granted to any Eligible Director pursuant to Section 5A, of this Plan on any day if such Director is granted a Director Option pursuant to Section 5A. of the Company's 1993 Incentive Stock Plan, 1997 Incentive Stock Plan or 1999 Incentive Stock Plan on such day. In addition, no Shares shall be issued pursuant to Section 5B. of this Plan in respect of an Eligible Director's meeting or retainer fees if Shares are or will be issued pursuant to Section 5B. of the Company's 1993 Incentive Stock Plan, 1997 Incentive Stock Plan or 1999 Incentive Stock Plan in respect of such meeting or retainer fees.

         6.     Option Grants for Eligible Employees.
                ------------------------------------

         6.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

         6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and the purchase price per Share under each Nonqualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Nonqualified Stock Option is granted.

         6.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         6.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

         6.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, (i) no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent, and (ii) no modification or surrender of an outstanding option and the grant of new Options in substitution for them which results in a purchase price (as defined in Section 6.2 hereof) that is lower than the purchase price of the originally issued Option shall be effective until authorized by the stockholders of the Corporation.

         7.     Terms and Conditions Applicable to All Options.
                ----------------------------------------------

         7.1 Transferability. Unless otherwise provided by the Committee, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person, by facsimile, electronic means, or by mail to such person, entity and location as may be designated by the Corporate Secretary of the Company, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, that has been approved by the Company, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer that has been approved by the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee or his designated broker or dealer that has been approved by the Company and (iii) the Optionee's name or the name of his designated broker or dealer that has been approved by the Company shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

         7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless an Agreement evidencing an Option provides otherwise, in the event of a Change in Control the Option shall become immediately and fully exercisable. In addition, an Agreement evidencing an Option may provide that the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or portion of the Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first annual anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

         8. Effect of a Termination of Employment. The Agreement evidencing the grant of each Employee Option shall set forth the terms and conditions applicable to such Employee Option upon a termination or change in the status of the employment of the Optionee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option is granted or thereafter.

         9.     Adjustment Upon Change in Capitalization.
                ----------------------------------------

                (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options may be granted under this Plan; (ii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 5; (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under this Plan, and the purchase price therefor, if applicable; and (iv) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Employee.

                (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

                (d) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

         10. Effect of Certain Transactions. Subject to Section 7.4, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), this Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive immediately prior to the Transaction in respect of a Share.

         11. Termination and Amendment of the Plan. The Plan shall terminate May 31, 2011 and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options therefore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan;

                (b) To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations;

                (c) The provisions of Section 5 shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder; and

                (d) Unless theretofore approved by the stockholders of the Company, no amendment or modification of the Plan shall provide for: (i) the purchase price per Share of an Option to be less than 100% of the Fair Market Value of a Share on the date the Option was granted; (ii) the provision for the awards of restricted stock, stock appreciation rights or performance awards; or
(iii) subject to Section 9. of the Plan, an increase the number of Shares subject to Option grants under the Plan.

         12. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         13.    Limitation of Liability.  As illustrative of the limitations of
                -----------------------
liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

                (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

                (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         14.    Regulations and Other Approvals; Governing Law.
                ----------------------------------------------

         14.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflict of laws principles.

         14.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         14.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162 (m) of the Code, and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule and Section 162(m) of the Code shall be inoperative and shall not affect the validity of the Plan.

         14.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         14.5 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option, no Options shall be granted, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         14.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.

         15. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a pooling transaction under the Code, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary to assure that the pooling transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (ii) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

         16.    Miscellaneous.
                -------------

         16.1 Multiple Agreements. The terms of each Option may differ from other Options granted under this Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Employee during the term of this Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

         16.2   Withholding of Taxes.
                --------------------

                (a) The Company shall have the right to deduct from any distribution of cash to any Director or Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the receipt of any retainer fee or Option. If a Director or Optionee is to experience a taxable event in connection with the receipt of Shares pursuant to a payment in stock or Option exercise (a "Taxable Event"), the Director or Optionee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Director or Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee or Company Secretary, as applicable, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. The Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 16.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

                (b)  If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Secretary of the Company at the Company's principal executive office.

                (c) The Committee shall have the authority, at the time of grant of an Employee Option under the Plan or at any time thereafter, to award tax bonuses to designated Optionees, to be paid upon their exercise of Employee Options granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

         17. Effective Date. The effective date of the Plan shall be June 1, 2001, after the date of its adoption by the Board, and the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at the meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware on May 17, 2001.